UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 14, 2004

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including

Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Unregistered Sales of Equity Securities

                Effective October 15, 2004, three holders of our preferred stock (each of whom is an accredited investor) converted shares of the preferred stock into shares of common stock, as reflected in the following table:

	Shares of preferred stock converted	Shares of common stock issued
Series D Convertible Preferred Stock	3,000	272,727

The following sets forth the information required by Item 701 in connection with that transaction:

(a)           The transaction was completed effective October 15, 2004.

(b)           There was no placement agent or underwriter for the transaction.

(c)           The shares were not sold for cash. The shares of common stock were issued in exchange for (and in conversion of) outstanding shares of convertible preferred stock.

(d)           We relied on the exemption from registration provided by Sections 3(a)(9) under the Securities Act of 1933 for this transaction. In addition, we did not engage in any public advertising or general solicitation in connection with this transaction; and we provided the accredited investor with disclosure of all aspects of our business, including providing the accredited investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the accredited investor obtained all information regarding Isonics it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)           The common stock issued in this transaction are not convertible or exchangeable. No warrants were issued in this transaction. The underlying shares of common stock are included in one currently-effective registration statements — SEC file no. 333-114521.

(f)                                    We received no cash proceeds from the issuance of the shares of common stock.

Item 8.01 Other Events

We issued a press release on October 14, 2004 which noted

that our Class B and Class C warrants are not presently exercisable due to the fact that the related Form SB-2 registration statement is not current. The warrants may still be traded on the Nasdaq SmallCap and are listed under the symbols ISONL and ISONZ, respectively.

We indicated that we expect to file an updated Form SB-2 with the SEC within 10 business days. Upon effectiveness of the post-effective amendment, we will announce that the warrants are again

exercisable.

A Class B warrant is exercisable for $1.50 and results in one common share and one Class C warrant. A Class C warrant is exercisable for

$2.50 and results in one common share. Both warrants expire December

31, 2005. This announcement does not constitute the offer of any

Isonics securities for sale.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of October 2004.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer